Exhibit 23.1



                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------

                                                                   June 24, 2002

         We consent to the incorporation by reference in Registration Statement No. 33-0146 of Tompkins Trustco, Inc. on Form S-8 of our report dated June 24, 2002, appearing in the Annual Report on Form 11-K of Tompkins Trustco, Inc. Investment and Stock Ownership Plan for the year ended December 31, 2001.



                                           Dannible & McKee, LLP